EXHIBIT 10.17

AMENDMENT TWO

TO THE
AMENDED AND RESTATED
SUPPORT SERVICES AGREEMENT

THIS AMENDMENT NUMBER TWO (the “Amendment”) to AMENDED AND RESTATED SUPPORT SERVICES AGREEMENT dated July 5, 2012 (the “Agreement”) is made effective the 1st day of January, 2013 (the “Amendment 2 Effective Date”) by and between Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of its applicable affiliates and subsidiaries, with offices at One Comcast Center, 1701 JFK Blvd., Philadelphia, PA 19103 (“Comcast” or “Reseller”) and Support.com, Inc., a Delaware corporation with offices at 900 Chesapeake Drive, 2nd Floor, Redwood City, CA 94063 (“Support.com”), each a “Party” and collectively the “Parties.”

BACKGROUND

WHEREAS, the Parties entered into an amended and restated Support Services Agreement dated July 5, 2012; and

WHEREAS, the Parties wish to amend certain pricing provisions as of the Amendment 2 Effective Date as provided herein;

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be legally bound, agree as follows:

1.	Definitions.

Defined terms in the Agreement shall have the same meaning when used in this Amendment.  In addition, as used herein:

“WG” refers to devices provided by Comcast to Customers that integrate the functionality of both a cable modem and a WiFi router.

“WG Customer” is a Customer whose services from Comcast include the provision by Comcast of a WG device.

2.	Amendment of Section 3.2.1 (“Remote Support Subscription Offerings”) of Exhibit A (“Program Description Number 1”).

Section 3.2.1 of Exhibit A of the Agreement is hereby amended to read as follows effective as of the Amendment 2 Effective Date:

3.2.1 Remote Support Subscription Offerings

The Services that are remote support subscription-based offerings are as listed below and described more fully in the VPRD.  Fees due to Support.com from Comcast for each SKU delivered are as shown below.  Effective January 1, 2013, monthly subscription fees due to Support.com will be calculated based on the simple average number of Customers entitled to each subscription Service (i.e., Customers whose Service has not been affirmatively cancelled by Comcast as reported to Support.com) during the month based on reports run as of the last day of each calendar month, e.g., the average number of Customers entitled in February of a year would be the sum of the report run as of the end of January and the report run as of the end of February, divided by 2 with the exception of the one-month Wireless Networking Support with Professional Installation subscription (the “One-Month Wireless Networking Support with Professional Installation” SKU) which will be paid on a per installation basis and the quantity of such installations will be reported by Comcast to Support.com each calendar month no later than five (5) business days following the end of such month along with reasonable supporting documentation.

Confidential	Amendment 2 to Program Description 1

A one-time activation/setup fee to Support.com is required at the time of sale for certain subscription Services unless waived as specified in the table and SKU descriptions below within this Section 3.2 commencing with the Amendment 2 Effective Date. Further, the subscription Services are subject to termination fees during limited periods as provided below in Paragraph 6.1 (“Service Delivery Wholesale Pricing; Termination Fees”).

ACTIVATION/SETUP FEES (Wholesale price to Support.com)
“WG”
Customer has a WG device or is ordering one at time of sale/upgrade of a SKU below and is reported by Comcast to Support.com within five (5) business days of the end of the sale/upgrade month to have been a WG customer at the time of the sale/upgrade
“No WG” Customer does not have a WG device or a pending order for one at the time of sale/upgrade of a SKU below
Subscription SKU	On Initial Sale of SKU	On Upgrade to this SKU	On Initial Sale of SKU	On Upgrade to this SKU
One-Month Wireless Networking Support with Professional Installation	***	N/A	***	N/A
Wireless Networking Support	***	***	$*** (unless within prior 30 days Comcast on-site professional installation is complete)	***
Wireless Gateway “WG” Support	***	***	N/A	N/A
Computer Maintenance	***	***	***	***
Wireless Networking and Computer Performance	***	***	$***	$*** (less any activation/setup fee previously paid by Comcast to Support.com for the Customer up to $***)
Help Desk	***	***	$***	$*** (less any activation/setup fee previously paid by Comcast to Support.com for the Customer up to $***)
Complete Home/Help Desk Plus Support	$***	$***	$***	$*** (less any activation/setup fee previously paid by Comcast to Support.com for the Customer up to $***)
Extreme 305 Complete Home Support Bundle	***	***	N/A	N/A
Computer Performance Tool (Software)	***	***	***	***

Confidential	Amendment 2 to Program Description 1

In the event a Customer downgrades, no additional activation/setup fee will be charged and no credit will be issued for any past activation/setup fee paid.

Commencing with the Amendment 2 Effective Date, Support.com agrees that for each invoice submitted under this Program Description, it will provide reasonable supporting documentation within five (5) business days following delivery of such invoice, and Comcast agrees that within five (5) business days of requesting any credits under this Program Description, it will provide reasonable supporting documentation for such credit request (including the detailed data used by Comcast to create such credit request).

Further, Comcast and Support.com mutually agree that either party will make a credit or adjustment request for a calendar month only if such credit or adjustment request is for an amount in excess of ***.

Financial Reconciliation of Suspended Subscriptions

(a)

i.
Notwithstanding any other provision of the Agreement, Support.com will not charge a new activation/set-up fee upon reinstatement of any Customer whose entitlement to a Subscription Service with such a fee was previously terminated, provided that the Customer’s reinstatement occurs within ninety (90) days of termination to the same subscription SKU or one to which the Customer could have upgraded or downgraded to without an activation/set-up fee had the Customer remained in good standing during the period. This includes customer’s with a change of address to a new primary service address.

ii.
For the avoidance of doubt, activation/set-up fees, and TF, for transfers between subscriptions shall continue to be handled as set forth in Section 3.2.1, and 6.1, respectively, of the Program Description.

(b)
If and to the extent a Termination Fee (“TF”) under the Agreement was due to Support.com with respect to a Customer, such Termination Fee will be waived by Support.com upon reinstatement of the Customer on the condition that such reinstatement occurs within ninety (90) days of termination and Support.com is promptly notified of reinstatement of entitlement for the Customer using the following process:

i.
Within five (5) business days following the end of each calendar month, Comcast shall provide Support.com with a TF Re-Connected Adjustment Report covering all TF reinstatements for that calendar month and reasonable supporting documentation.  Support.com shall review the Report and shall inform Comcast within five (5) business days whether it agrees with or disputes the requested credit.  After the Parties agree to a credit adjustment, Support.com shall generate a credit memo within five (5) business days, and shall submit the credit memo to Comcast.

(c)	[Deleted.]

(d)	[Deleted.]

Confidential	Amendment 2 to Program Description 1

The following amended and restated provisions in this Section 3.2 (“Service SKUs”) are effective on the Amendment 2 Effective Date.

Wireless Networking Support
Description: Helps users set up and manage a secured wireless network, connect up to five (5) devices, and support any wireless network issues they encounter.

Support.com Fees
$*** per month per active subscriber for one home network, plus activation/setup fee of $*** (unless activation/setup is performed by Comcast’s on-site provider).

Members get a discount on remote and onsite incident services.

Wireless Gateway (“WG”) Support
Description: Helps users set up and manage a secured wireless network using the WG device, connect up to five (5) devices, and support any wireless network issues they encounter.

Support.com Fees
$*** per month per active subscriber for one WG network; No activation/set-up fees apply to WG Support.  In the event Comcast chooses to begin charging WG Customers a retail activation/set-up fee, the Parties will meet and negotiate in good faith a wholesale share of such fee(s) payable to Support.com.

Members get a discount on remote and onsite incident services.

One-Month Wireless Networking Support with Professional Installation
Description: A thirty (30) day entitlement with the same features as the Wireless Networking Support subscription SKU.

Support.com Fees
One-time $*** per Customer receiving on-site professional wireless network installation through Comcast, for so long as Comcast includes a thirty (30) day entitlement to the Wireless Networking Support SKU services provided by Support.com with such on-site professional wireless network installations; No activation/set-up fees apply to One-Month Wireless Networking Support with Professional Installation so long as the persons providing the onsite professional wireless network installation complete the required aspects of the onsite installation for the Customer before entitlement to this SKU commences.

 If, during the thirty (30) day entitlement period, the Customer upgrades to a different XSS subscription, the Support.com fee shall be the fee for such other subscription under Section 3.2 of the Program Description and the *** fee described in this section shall not be charged separately. If the $*** fee has already been charged to Comcast, Support.com shall credit such amount back to Comcast.

Confidential	Amendment 2 to Program Description 1

Computer Maintenance
Description: Includes automated support through Desktop Agent, plus license for Cosmos for each supported computer. Members get a discount on remote and onsite incident services.

Support.com Fees
$*** per month per active subscriber for up to four (4) supported computers; this SKU may not be proactively sold to new subscribers after July 5, 2012; provided, however, that this SKU may be sold if requested by the Customer until December 31, 2012 after which no further sales of this SKU are permitted.

Support.com will continue to provide Services in relation to this SKU during the Term to Customers who are active subscribers to this SKU as of December 31, 2012, after which time no new subscribers may be added using this SKU. These pre-existing subscribers as of December 31, 2012 will continue to be entitled to have up to five (5) live assisted tune-ups in total per year upon request. Comcast will continue to pay fees to Support.com in relation to active subscribers during the Term as provided in Section 5 (“Payment Terms; Taxes”) of the Agreement.

Maintenance and Networking Bundle
Description: Coverage of one home network and up to four (4) supported computers; installation of anti-virus (“AV”) where required.

Support.com Fees
$*** per month for coverage of one home network and up to four (4) supported computers + activation/set-up fee of $***.

This SKU will be replaced by the Wireless Networking and Computer Performance SKU on July 5, 2012 and will not be sold to new subscribers after that date.  Subscribers to this service active prior to this time will continue to be entitled to have up to five (5) live assisted tune-ups in total per year upon request at no additional charge.

Wireless Networking and Computer Performance
Description: A bundled offering of the Wireless Networking subscription SKU and license to the Support.com End-User Software Cosmos along with live support for issues and questions related to Cosmos

Support.com Fees
$*** per month. per active subscriber for coverage of one home network and up to four (4) supported computers +  activation/set-up fee of $*** (unless Customer has a WG device, in which case activation/set-up is waived)

For Customers who are active subscribers to this SKU as of July 5, 2012, Cosmos software will be offered on a proactive self –install basis to pre-existing subscribers at any future point of service delivery. These pre-existing subscribers will continue to be entitled to have up to five (5) live assisted tune-ups in total per year upon request at no additional charge. Software will be communicated to Comcast customers as Computer Performance Tool

Members get a discount on remote and onsite incident services.

Confidential	Amendment 2 to Program Description 1

Help Desk
Description: Includes the Wireless Networking and Computer Performance SKU, plus software troubleshooting and configuration, new PC set-up, peripheral installation and troubleshooting, Internet security services, smart phone setup, and training materials (maximum 30 minutes on areas within program scope); for the avoidance of doubt, this SKU includes everything in Help Desk Plus with the exception of malware removal. Cosmos software will be communicated to Comcast customers as Computer Performance Tool

Support.com Fees
$*** per month per active subscriber + activation/set-up fee of $***; (unless Customer has a WG device, in which case activation/set-up is waived)

Members get a discount on remote and onsite incident services.

IMPORTANT NOTE: this is a trial SKU that will be sold in a pilot during January, February and March 2013 pursuant to mutually agreed procedures.  After the trial period, any further sales of this SKU will be only by mutual agreement of the Parties, which agreement may be effected pursuant to Section 8.2.2 without further amendment of this Agreement or Program Description.

Complete Home/Help Desk Plus
Description: Includes the Help Desk SKU subscription Services plus entitlement to Internet Security and Virus Removal SKU Services as needed.  Subscription requires Customer to maintain approved active anti-virus software upon activation/set-up. For customers who are active subscribers to this SKU as of July 5, 2012, Cosmos software will be offered on a proactive self-install basis to any pre-existing subscribers at any future point of service delivery. Software will be communicated to Comcast customers as Computer Performance Tool

Support.com fees
$*** per month for up to four (4) supported computers + activation/set-up fee of $***

Members get a discount on remote and onsite incident services.

Extreme 305 Complete Home Support Bundle
Description: This SKU may only be offered to Comcast Customers who are subscribers to Comcast’s Xfinity Extreme 305 High-Speed Internet package. Includes the Help Desk SKU subscription Services plus entitlement to Internet Security and Virus Removal SKU Services as needed.  Subscription requires Customer to maintain approved active anti-virus software upon activation/set-up.

Support.com Fees
$*** per month for up to four (4) supported computers; no activation/set-up fee

Confidential	Amendment 2 to Program Description 1

Computer Performance Tool
Description: STAND-ALONE SUPPORT.COM END-USER SOFTWARE LICENSE. Stand-alone (not bundled with any other Services) distribution of a licensed copy of the Comcast-branded Cosmos product (a Support.com End-User Software product) to a Customer on monthly subscription terms pursuant to procedures and processes as mutually agreed and reflected in the VPRD.

As mutually agreed, the parties will cooperate in good faith to promote activation of the Computer Performance Tool by subscribers.

Support.com agrees to provide reports to Comcast of activations on a monthly basis.

Support.com Fees
$*** per month per subscriber; subscribers will be provided email notification of license key and download location; no installation services included, although Support.com is responsible for supplying and updating as necessary “help” content for the Microsite related to installation and use of features.

For the avoidance of doubt, the phrase “Members get a discount on remote and onsite incident services” means that any discount on wholesale pricing described herein applies only if the Member simultaneously receives a similar discount to the retail price charged.

3.	Addition of Termination Fee for New “Extreme 305 Complete Home Support Bundle” SKU.

The “Subscription Termination Fees” chart of Section 6.1 (“Service Delivery Wholesale Pricing; Termination Fees”) of Program Description No. 1 is hereby amended to read as follows as of the Amendment 2 Effective Date:

								Complete Home
Wireless				Wireless Networking &				Help Desk Plus
Networking				Computer Performance/				Extreme 305 Complete
Support		WG Support		Maint & Net. Bundle		Help Desk		Home Bundle

Month	TF	Month	TF	Month	TF	Month	TF	Month	TF

1	$***	1	$***	1	$***	1	$***	1	$***

2	$***	2	$***	2	$***	2	$***	2	$***

3	$***	3	$***	3	$***	3	$***	3	$***

4	$***	4	$***	4	$***	4	$***	4	$***

5	$***	5	$***	5	$***	5	$***	5	$***

6	$***	6	$***	6	$***	6	$***	6	$***

4.	Elimination of Service Sales Fees.

Section 6.2 (“Service Sales Fees”) of Exhibit A (“Program Description”) of the Agreement is hereby deleted in its entirety as of the Amendment 2 Effective Date.

Confidential	Amendment 2 to Program Description 1

5.	Amended Refund Policy.

Section 6.5 (“Refund Policy”) of Exhibit A (“Program Description”) of the Agreement is hereby amended to read as follows effective as of the Amendment 2 Effective Date:

6.5  Refund Policy

Support.com will deliver the Services in accordance with the applicable Service standard operating procedure and the mutually agreed Customer Terms and Conditions as stated in the VPRD.  Generally, in the event Support.com fails to complete an incident-based Service, Support.com will not charge the Customer at the time of service and if necessary initiate refund procedures as specified in the VPRD if the Customer has already been charged.  If a Customer subsequently experiences a problem with the incident-based Service, Support.com will use commercially reasonable efforts to try to resolve the Customer’s problem, at no additional charge for a period of up to *** from the date the Services were originally completed.  For all Services completed (including, without limitation, all subscription Services through the subscription term or any termination), no refund or credit will be provided by Support.com to any party.  For the avoidance of doubt, activation/setup fees and previously billed monthly subscription fees are not refundable.  Any Customer refund in relation to conforming Services is the sole responsibility of Comcast.

6.	Discontinuation of Ninjato Set-up Fees for Third-party Sales Services Providers.

Section 6.8 (“Third-Party Sales Services Providers”) of Exhibit A (“Program Description”) of the Agreement is hereby deleted in its entirety as of the Amendment 2 Effective Date.

7.	Additional Reporting.

Support.com will provide a daily service delivery report of every Customer on record that includes: service delivery tickets (or lack thereof); completed work orders; attempted delivery; and mutually-agreed upon dispositions.

8.	Removal of Service Sales Fees from Up-sell/Cross-Sell Procedures.

Section 14 (“Up-sell/Cross-Sell Training and Procedures”) of Exhibit A (“Program Description”) of the Agreement is hereby amended to read as follows:

14.            Up-sell/Cross-Sell Training and Procedures.

On or before December 1, 2011, Support.com agrees to put in place mutually agreed training programs and processes by which its delivery agents will offer to Customers other Signature Support Services (incidents and subscriptions), including but not limited to right sizing level of service to match the customer’s need. In the event such right sizing is required, SDC will perform the sale and will not send the Customer to the sales organization to have the right sizing performed.  SDC is solely responsible for inputting any upsell orders it takes into the Comcast Billers within twenty-four (24) hours of taking the order.

Confidential	Amendment 2 to Program Description 1

9.	Correction of Typographical Error.

Section 13(c) (“Misdirected Calls”) of Exhibit A (“Program Description”) of the Agreement is hereby amended as of the Amendment 2 Effective Date to replace the word “weekly” in the first sentence of subsection (c) with the work “monthly” to conform to the specified reporting frequency. As amended the first sentence of Section 13(c) reads “Support.com will provide Comcast, on a monthly basis, a Misdirected Call report for the prior month’s activity, which report is subject to audit by Comcast.”

10.	Effect of Amendment.

Except as expressly amended herein, the Agreement remains in full force and effect.

IN WITNESS WHEREOF the Parties have entered into this Amendment as of the Amendment 2 Effective Date.

COMCAST CABLE COMMUNICATIONS	SUPPORT.COM, INC.
MANAGEMENT, LLC

By:	By:
Name:	Name:
Title:	Title:

Date:	Date:

Confidential	Amendment 2 to Program Description 1